UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 19, 2014

National Holdings Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12629	36-4128138
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

410 Park Avenue, 14th Floor, New York, NY	10271
(Address of Principal Executive Offices)	(Zip Code)

(212) 417-8000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 19, 2014, the board of directors of National Holdings Corporation (the “Company”) approved a second amendment (the “Second Amendment”) to Robert Fagenson’s Co-Executive Chairman Compensation Plan, dated June 7, 2013, as amended, to be effective as of October 31, 2014. Pursuant to the Second Amendment, among other things, Mr. Fagenson agreed that the only other members of the executive committee of the board of directors of the Company will be Mark D. Klein and/or Mark Goldwasser. The foregoing summary of the Second Amendment is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

	10.1	Second Amendment to Co-Executive Chairman Compensation Plan, effective October 31, 2014, between National Holdings Corporation and Robert B. Fagenson.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Holdings Corporation
(Registrant)

Date: November 25, 2014	By:	/s/ Robert B. Fagenson
Robert B. Fagenson
Co-Executive Chairman

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment to Co-Executive Chairman Compensation Plan, effective October 31, 2014, between National Holdings Corporation and Robert B. Fagenson.